SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): August 20, 2002


                           HFC Revolving Corporation
                    Household Home Equity Loan Trust 2002-3


                           HFC REVOLVING CORPORATION
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                     333-84268             36-3955292
--------------------------------    ----------       -------------------------
(State or Other Jurisdiction of    (Commission       (I.R.S. Employer
        Incorporation)             File Number)      Identification No.)


                               2700 Sanders Road
                       Prospect Heights, Illinois 60070
          -------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (847) 564-5000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), the Company is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Household Home Equity Loan Trust 2002-3, Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3 (the "Notes").

         In connection with the offering of the Notes, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as an underwriter of the Notes, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided Morgan Stanley with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Home Equity Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 and 99.2 hereto are filed on Form SE dated August 20, 2002.

Filing of Form of Certificate Guaranty Insurance Policy
-------------------------------------------------------

         On August 22, 2002, the Company is also filing a form of Certificate guaranty insurance policy issued by Ambac Assurance Corporation. The form of certificate guaranty insurance policy is annexed hereto as Exhibit 99.3.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  Computational Materials filed on Form SE dated August 20, 2002.

         99.2  Computational Materials filed on Form SE dated August 20, 2002.

         99.3 Form of certificate guaranty insurance policy issued by Ambac Assurance Corporation.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HFC REVOLVING CORPORATION



                               By: /s/ Philip L. Krupowicz
                                   ----------------------------------
                                  Name:  Philip L. Krupowicz
                                  Title: Vice President and Assistant Treasurer



Dated:  August 22, 2002

Exhibit Index
-------------


Exhibit                                                                  Page
-------                                                                  -----

 99.1           Computational Materials filed on Form SE dated
                August 20, 2002.                                           7

 99.2           Computational Materials filed on Form SE dated
                August 20, 2002.                                           8

 99.3           Form of certificate guaranty insurance policy
                issued by Ambac Assurance Corporation.                     9







99.1     Computational Materials filed on Form SE dated August 20, 2002.    7

99.2     Form of note guaranty insurance policy issued by Ambac Assurance
         Corporation.                                                       8